UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2017

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As previously disclosed, on April 7, 2016, Uranium Resources, Inc. (the “Company”) and its wholly owned subsidiary URI, Inc. entered into a Share Purchase Agreement (as amended, the “SPA”) with Laramide Resources Ltd. (“Laramide”), which was subsequently amended on December 14, 2016. Under the SPA, the Company agreed to sell its wholly owned subsidiary Hydro Resources, Inc. (“HRI”), which holds the Company’s Crownpoint and Churchrock properties (the “Transferred Properties”), to Laramide for a three-year promissory note in the amount of $5,000,000 (the “Note”), among other consideration. On January 5, 2017, the Company entered into Amendment No. 2 to the SPA (“Amendment No. 2”), which, among other things, provided for a mortgage over the Transferred Properties securing Laramide’s repayment obligations under the Note.

The foregoing description of Amendment No. 2 is not complete and is qualified in its entirety by the full text of Amendment No. 2, a copy of which is filed herewith as Exhibit 2.1 and incorporated into this Item 1.01 by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The transaction under the SPA closed on January 5, 2017. At the closing, the Company transferred HRI to Laramide for $2,500,000 in cash, common stock and warrants from Laramide valued at $500,000, and the Note. The Company also retained a 4% net smelter royalty on the Churchrock project, which Laramide may purchase for $4,950,000 during the first year following the closing of the transaction. The Company will also have an option to purchase Laramide’s La Sal project for $3,000,000, and an option to purchase Laramide’s La Jara Mesa project in Cibola County, New Mexico for $5,000,000, both of which options expire one year following the closing of the transaction.

Item 7.01  Regulation FD Disclosure.

On January 5, 2017, the Company issued a press release announcing the closing of the transaction under the SPA.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2, dated January 5, 2017 and effective December 22, 2016, to Share Purchase Agreement, dated April 7, 2016, between Uranium Resources, Inc., URI, Inc. and Laramide Resources Ltd.
99.1	Press Release dated January 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2017

URANIUM RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Amendment No. 2, dated January 5, 2017 and effective December 22, 2016, to Share Purchase Agreement, dated April 7, 2016, between Uranium Resources, Inc., URI, Inc. and Laramide Resources Ltd.
99.1	Press Release dated January 5, 2017.